ALLIANCE
                             ----------------------
                                LIMITED MATURITY
                             ----------------------
                                   GOVERNMENT
                             ----------------------
                                      FUND

                                                               Annual Report
                                                               November 30, 1998

                                                       Alliance Capital[LOGO](R)

LETTER TO SHAREHOLDERS                 Alliance Limited Maturity Government Fund
================================================================================

January 27, 1999

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook of Alliance Limited Maturity Government Fund, for the six-month period ended November 30, 1998. The Fund is designed for investors who seek high current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements. The Fund invests only in securities with either a remaining maturity of less than 10 years or a duration not exceeding that of a 10-year Treasury note.

INVESTMENT RESULTS

The following table provides the investment results for Alliance Limited Maturity Government Fund for the six- and 12-month periods ended November 30, 1998. For comparison, we have included the Lipper Intermediate U.S. Government
(IUG) Funds Average, a universe of funds with investment objectives similar to that of the Alliance Limited Maturity Government Fund.

For the six-month period under review, your Fund trailed the Lipper IUG Funds Average. The Fund's allocation to the mortgage sector dampened performance during the period as record low interest rates renewed prepayment risk. The Fund's U.S. Treasury holdings however, helped the Fund's performance as that sector benefited from investors' flight to quality.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*

Periods Ended November 30, 1998

                            Total Returns
                       6 Months      12 Months
                    -------------  -------------
Alliance Limited
  Maturity
  Government Fund
  Class A                4.05%          6.94%
  Class B                3.68%          6.30%
  Class C                3.69%          6.30%

                            Total Returns
                       6 Months      12 Months
                    -------------  -------------
Lipper Intermediate
  U.S. Government
  Funds Average          4.59%          8.31%

* The Fund's investment results are total returns for the periods and are based on the net asset values of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lipper Intermediate U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in securities issued by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of five to 10 years. For the six- and 12-month periods ended November 30, 1998, the Lipper IUG Average consisted of 129 and 127 funds, respectively. An investor cannot invest directly in an average.

      Additional investment results appear on page 3.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

During the period, we maintained the portfolio's asset weighting consistent with the investment objectives of the Fund while seeking a high level of current income. The Fund continued to be invested primarily in U.S. Treasuries and agencies.

MARKET OVERVIEW

Despite an unprecedented wave of financial shocks both at home and abroad during the six-month period, overall U.S. economic growth remained strong, while inflation, interest rates and unemployment remained at historic lows. Strong consumer demand continued to be the driving force behind the expansion. However, the manufacturing sector continued to be negatively affected by weaker exports, as economies outside the U.S. continued to slow. The Federal Reserve cut interest rates toward the end of the period as the risk of an economic slow down outweighed the risk of inflation.

During the six-month period, the U.S. bond market continued to climb, as investor sentiment became more risk averse due to global economic turmoil. The U.S. Treasury market benefited as a safe haven and posted solid

                                       Alliance Limited Maturity Government Fund
================================================================================

returns with short-term Treasuries outperforming long-term Treasuries. The flight to quality gained momentum in August when the Russian government's decision to devalue the ruble and default on its debt heightened investor concerns about all higher-yielding assets. Treasury yields fell across the maturity spectrum with short-term maturities falling more than longer-term maturities. The two-year Treasury fell one hundred basis points to 4.52%, and the 10-year Treasury yield dropped eighty-three basis points to 4.72%. The mortgage sector posted moderate returns for the period in spite of falling interest rates and the subsequent increase in prepayment levels.

OUTLOOK

In 1999, we anticipate slowing global growth and low inflation. Economic activity in the U.S. is expected to slow with growth estimates centered around 2% for 1999. Further interest rate reductions to sustain growth by the Federal Reserve are likely in 1999, but are not expected to be imminent. U.S. interest rates, as well as inflation, should remain low.

In the U.S. fixed-income markets, spread sectors will provide opportunities as economic and financial markets stabilize in response to the Federal Reserve's pre-emptive attempts to sustain the economic expansion. We expect the safe-haven premium on Treasuries to diminish somewhat, but Treasuries should continue to perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk. We expect the mortgage-backed sector will provide benefits due to their attractive valuations and slower pre-payment levels as mortgage rates have risen slightly and we enter a period of slower refinancing.

Thank you for your continued interest and investment in Alliance Limited Maturity Government Fund. We look forward to reporting to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Senior Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES      Alliance Limited Maturity Government Fund
================================================================================

Alliance Limited Maturity Government Fund is an open-end, diversified investment management company that seeks the highest level of current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements related to U.S. Government securities. The Fund confines investments to obligations with maturities of 10 years or less or with durations not exceeding that of a 10-year U.S. Treasury note.

INVESTMENT RESULTS
================================================================================
NAV and SEC Average Annual Total Returns as of November 30, 1998

            ----------------------------
                  CLASS A SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    6.94%           2.38%
Five Years                  4.93%           4.03%
Since Inception*            5.16%           4.46%
SEC Yield**                 4.25%

            ----------------------------
                  CLASS B SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    6.30%           3.30%
Five Years                  4.21%           4.21%
Since Inception* (a)        4.52%           4.52%
SEC Yield**                 3.70%

            ----------------------------
                  CLASS C SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    6.30%           5.30%
Five Years                  4.22%           4.22%
Since Inception*            4.21%           4.21%
SEC Yield**                 3.68%

SEC Average Annual Total Returns as of the most recent quarter-end (September 30, 1998)

                  Class A     Class B    Class C
                 --------   ---------   ---------
1 Year             4.53%       5.55%      7.45%
5 Years            4.23%       4.38%      4.39%
Since Inception*   4.71%       4.77%(a)   4.49%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 6/1/92 Class A and Class B; 5/3/93 Class C.

**    SEC yield is for the 30 days ended November 30, 1998.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

                                       Alliance Limited Maturity Government Fund
================================================================================

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/92* TO 11/30/98

                                [GRAPHIC OMITTED]

  [The following information was depicted as a chart in the printed material.]


            Lipper Intermediate U.S. Government (IUG) Funds Average:
                                    $14,885

                   Limited Maturity Government Fund Class A:
                                    $13,235

      This chart illustrates the total value of an assumed $10,000 investment in Alliance Limited Maturity Government Fund Class A shares (from 6/30/92 to 11/30/98). The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The Lipper Intermediate U.S. Government (IUG) Funds Average is based on the performance of a universe of 43 funds (based on the number of funds in the average from 6/30/92 to 11/30/98) that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

      When comparing Alliance Limited Maturity Government Fund to the average shown above, you should note that the Lipper average includes fees and expenses.

--------------------------------------------------------------------------------
*     Month-end nearest to Fund's Class A share inception date of 6/1/92.

PORTFOLIO OF INVESTMENTS
November 30, 1998                      Alliance Limited Maturity Government Fund
================================================================================

                                  Principal
                                    Amount
                                     (000)           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
   OBLIGATIONS-70.2%
U.S. TREASURY
   NOTES-64.7%
   4.25%, 11/15/03 (a).........     $10,060      $  9,949,943
   4.75%, 11/15/08 (a).........       5,600         5,608,736
   5.13%, 8/31/00 (a)..........      35,600        35,900,464
   5.75%, 8/15/03..............       4,500         4,704,615
   6.13%, 8/15/07..............       5,250         5,727,435
   6.25%, 4/30/01..............       5,000         5,181,250
                                                 ------------
                                                   67,072,443
                                                 ------------
U.S. TREASURY
   BOND-5.5%
   11.88%, 11/15/03............       4,350         5,699,196
                                                 ------------
Total U.S. Government
   Obligations
   (cost $73,030,207) .........                    72,771,639
                                                 ------------
MORTGAGE-RELATED
   SECURITIES-38.1%
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION-19.0%
   6.50%, 6/01/13-10/01/28.....      16,213        16,385,908
   7.00%, 9/01/09-4/01/13......       2,020         2,066,074
   7.50%, 4/01/08 (b)..........           1               832
   11.25%, 2/01/16.............       1,087         1,215,521
                                                 ------------
Total Federal National
   Mortgage Association
   (cost $19,745,873) .........                    19,668,335
                                                 ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS-16.5%
ADJUSTABLE RATE-9.5%
Amresco Residential Securities
   Series 1998-3 Cl. A8
   5.94%, 3/25/15 .............       2,500         2,469,525
Donaldson, Lufkin & Jenrette
   Series 1994-QE1 Cl. A1
   7.82%, 4/25/24 (c) .........       2,380         2,366,415
Prudential Home Mortgage
   Securities, Inc.
   Series 1993-27 Cl. M
   7.50%, 7/25/23 .............       1,997         2,011,771
   Series 1993-56 Cl. A1
   7.79%, 1/25/24 .............         714           714,641
Sears Mortgage Securities
   Corp.
   Series 1992-18A Cl. A1
   7.74%, 9/25/22 .............       2,216         2,223,885
                                                 ------------
                                                    9,786,237
                                                 ------------
FIXED RATE-7.0%
Allied Capital Commercial
   Mortgage Trust
   Series 1998-1 Cl. A
   6.31%, 9/25/03 (c).........        2,236         2,243,799
Green Tree Home
   Improvement Loan Trust
   Series 1998-D Cl. HEA4
   6.25%, 8/15/29.............        3,000         3,007,860
Morgan Stanley Capital, Inc.
   Series 1998-XL2 Cl. A2
   6.17%, 10/03/08 ............       2,000         2,022,500
                                                 ------------
                                                    7,274,159
                                                 ------------
Total Collateralized
   Mortgage Obligations
   (cost $17,134,014) .........                    17,060,396
                                                 ------------

PORTFOLIO OF INVESTMENTS (continued)   Alliance Limited Maturity Government Fund
================================================================================

                                  Principal
                                    Amount
                                     (000)           Value
--------------------------------------------------------------------------------

STRIPPED MORTGAGE
   BACKED SECURITY-1.6%
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl. X, I/O
   1.97%, 12/21/26 (d)
   (cost $1,750,888)..........      $ 1,750      $  1,649,415
                                                 ------------
FEDERAL HOME LOAN
   MORTGAGE CORP.-1.0%
   11.00%, 1/01/11-9/01/20
   (cost $1,082,318)...........         953         1,071,560
                                                 ------------
Total Mortgage-Related
   Securities
   (cost $39,713,093) .........                    39,449,706
                                                 ------------
TOTAL INVESTMENTS-108.3%
   (cost $112,743,300).........                   112,221,345
Other assets less
   liabilities-(8.3%)..........                    (8,575,251)
                                                 ------------
NET ASSETS-100%................                  $103,646,094
                                                 ============

--------------------------------------------------------------------------------
(a) Securities, or portions thereof, with an aggregate market value of $17,575,560 have been segregated to collateralize reverse repurchase agreements.

(b)   15 year mortgage.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to $4,610,214 or 4.4% of net assets.

(d) Interest rate represents yield to maturity and principal amount represents amortized cost.

      Glossary:

      I/O - Interest Only.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998                      Alliance Limited Maturity Government Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $112,743,300)......................   $112,221,345
   Cash ........................................................................        125,167
   Receivable for capital stock sold............................................      8,660,679
   Receivable for investment securities sold....................................      2,042,320
   Interest receivable..........................................................      1,113,040
                                                                                   ------------
   Total assets.................................................................    124,162,551
                                                                                   ------------
LIABILITIES
   Reverse repurchase agreement.................................................     17,522,697
   Payable for capital stock redeemed...........................................      2,528,576
   Dividends payable............................................................        136,236
   Distribution fee payable.....................................................         58,643
   Advisory fee payable.........................................................         50,382
   Accrued expenses and other liabilities.......................................        219,923
                                                                                   ------------
   Total liabilities............................................................     20,516,457
                                                                                   ------------
NET ASSETS......................................................................   $103,646,094
                                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par........................................................   $     10,857
   Additional paid-in capital...................................................    123,651,370
   Distributions in excess of net investment income.............................       (136,236)
   Accumulated net realized loss on investment transactions.....................    (19,357,942)
   Net unrealized depreciation of investments...................................       (521,955)
                                                                                   ------------
                                                                                   $103,646,094
                                                                                   ============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($41,493,412 / 4,347,769 shares of capital stock issued and outstanding)...          $9.54
   Sales charge--4.25% of public offering price.................................            .42
                                                                                          -----
   Maximum offering price.......................................................          $9.96
                                                                                          =====
   Class B Shares
   Net asset value and offering price per share
     ($33,591,152 / 3,517,923 shares of capital stock issued and outstanding)...          $9.55
                                                                                          =====
   Class C Shares
   Net asset value and offering price per share
     ($28,561,530 / 2,991,462 shares of capital stock issued and outstanding)...          $9.55
                                                                                          =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1998           Alliance Limited Maturity Government Fund
================================================================================

INVESTMENT INCOME
   Interest.................................................   $6,541,008
   Dividends................................................        2,322     $6,543,330
                                                               ----------
EXPENSES
   Advisory fee.............................................      534,064
   Distribution fee - Class A...............................       68,430
   Distribution fee - Class B...............................      324,140
   Distribution fee - Class C...............................      269,397
   Transfer agency..........................................      138,982
   Administrative...........................................      129,494
   Custodian................................................      102,701
   Audit and legal..........................................       92,651
   Printing.................................................       45,969
   Registration.............................................       45,937
   Directors' fees..........................................       28,625
   Miscellaneous............................................       16,842
                                                               ----------
   Total expenses before interest...........................    1,797,232
   Interest expense.........................................    1,228,568
                                                               ----------
   Net expenses.............................................                   3,025,800
                                                                              ----------
   Net investment income....................................                   3,517,530
                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions.............                   2,593,102
   Net realized loss on futures transactions................                     (42,998)
   Net change in unrealized appreciation of investments.....                    (802,731)
                                                                              ----------
   Net gain on investments..................................                   1,747,373
                                                                              ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                  $5,264,903
                                                                              ==========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS     Alliance Limited Maturity Government Fund
================================================================================

                                                                            Year Ended       Year Ended
                                                                           November 30,     November 30,
                                                                               1998             1997
                                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................   $  3,517,530    $  4,582,494
   Net realized gain (loss) on investments and futures transactions.....      2,550,104        (250,987)
   Net change in unrealized appreciation of investments.................       (802,731)        (55,810)
                                                                           ------------    ------------
   Net increase in net assets from operations...........................      5,264,903       4,275,697

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A............................................................     (1,077,771)       (884,292)
     Class B............................................................     (1,330,682)     (1,988,935)
     Class C............................................................     (1,109,077)     (1,706,319)
   Distributions in excess of net investment income
     Class A............................................................       (224,185)             -0-
     Class B............................................................       (276,414)             -0-
     Class C............................................................       (230,283)             -0-
   Tax return of capital
     Class A............................................................             -0-        (40,988)
     Class B............................................................             -0-        (92,191)
     Class C............................................................             -0-        (79,091)

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................     24,081,713     (31,026,939)
                                                                           ------------    ------------
   Total increase (decrease)............................................     25,098,204     (31,543,058)

NET ASSETS
   Beginning of year....................................................     78,547,890     110,090,948
                                                                           ------------    ------------
   End of year..........................................................   $103,646,094    $ 78,547,890
                                                                           ============    ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended November 30, 1998           Alliance Limited Maturity Government Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
   Interest received................................................   $   6,272,918
   Interest paid....................................................      (1,228,568)
   Operating expenses paid..........................................      (1,712,240)
                                                                       -------------
   Net increase in cash from operating activities...................                     $  3,332,110

INVESTING ACTIVITIES:
   Proceeds from disposition of long-term portfolio investments.....     465,619,894
   Purchase of long-term portfolio investments......................    (493,654,873)
   Proceeds from short-term portfolio investments, net..............       4,538,000
                                                                       -------------
   Net decrease in cash from investing activities...................                      (23,496,979)

FINANCING ACTIVITIES*:
   Net increase in reverse repurchase agreements....................       6,359,628
   Net subscriptions from capital stock transactions................      15,290,502
   Cash dividends paid..............................................      (1,359,853)
                                                                       -------------
   Net increase in cash from financing activities...................                       20,290,277
                                                                                         ------------
   Net increase in cash.............................................                          125,408
   Due to custodian at beginning of year............................                             (241)
                                                                                         ------------
   Cash at end of year..............................................                     $    125,167
                                                                                         ============
-----------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations.............                     $  5,264,903

ADJUSTMENTS:
   Increase in interest receivable..................................   $    (242,467)
   Net realized gain on investment transactions.....................      (2,550,104)
   Net change in unrealized appreciation of investments.............         802,731
   Accretion of bond discount.......................................         (27,945)
   Increase in accrued expenses.....................................          84,992
                                                                       -------------
   Total adjustments................................................                       (1,932,793)
                                                                                         ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES......................                     $  3,332,110
                                                                                         ============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1998                      Alliance Limited Maturity Government Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Limited Maturity Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to distributions in excess of investment company taxable income, resulted in a net decrease in additional paid-in capital and a corresponding decrease in distributions in excess of net investment income. This reclassification had no effect on net assets.

NOTES TO FINANCIAL STATEMENTS (cont.)  Alliance Limited Maturity Government Fund
================================================================================

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $129,494 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $97,494 for the year ended November 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,673 from the sales of Class A shares and $41,677 and $14,934 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 1998.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $565,272 and $3,124,725 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $22,748,742 and $26,285,128, respectively, for the year ended November 30, 1998. There were purchases of $470,906,131 and sales of $437,284,476 of U.S. government and government agency obligations for the year ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was $112,807,240. Accordingly, gross unrealized appreciation of investments was $395,078 and gross unrealized depreciation of investments was $980,973 resulting in net unrealized depreciation of $585,895.

At November 30, 1998, the Fund had a net capital loss carryforward of $19,294,001 of which $9,645,919 expires in the year 2002, $7,728,928 expires in the year 2003, $1,668,167 expires in the year 2004 and $250,987 expires in the year 2005.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin

                                       Alliance Limited Maturity Government Fund
================================================================================

and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 1998, the Fund had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at November 30, 1998.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ---------------------------------     ---------------------------------
                                                    SHARES                                AMOUNT
                                       ---------------------------------     ---------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        November 30,       November 30,       November 30,       November 30,
                                            1998               1997               1998               1997
                                       --------------     --------------     --------------     --------------
Class A
Shares sold.......................         10,880,057         12,567,555     $  103,443,782     $  117,268,204
Shares issued in reinvestment of
   dividends and distributions....             84,454             58,760            802,978            549,654
Shares converted from Class B.....            906,354            353,816          8,638,581          3,315,573
Shares redeemed...................         (9,239,629)       (12,982,766)       (87,992,978)      (121,071,651)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........          2,631,236             (2,635)    $   24,892,363     $       61,780
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          6,265,395          2,084,994     $   59,605,093     $   19,497,685
Shares issued in reinvestment of
   dividends and distributions....            107,647            137,401          1,022,249          1,284,843
Shares converted to Class A.......           (906,010)          (353,816)        (8,638,581)        (3,315,573)
Shares redeemed...................         (5,511,144)        (3,639,461)       (52,344,955)       (34,015,979)
                                       --------------     --------------     --------------     --------------
Net decrease......................            (44,112)        (1,770,882)    $     (356,194)    $  (16,549,024)
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS (cont.)  Alliance Limited Maturity Government Fund
================================================================================

                                       ---------------------------------     ---------------------------------
                                                    SHARES                                AMOUNT
                                       ---------------------------------     ---------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        November 30,       November 30,       November 30,       November 30,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Class C
Shares sold.......................          1,687,166            647,676     $   16,129,568     $    6,051,461
Shares issued in reinvestment of
   dividends and distributions....            109,292            141,389          1,037,674          1,322,376
Shares redeemed...................         (1,850,396)        (2,343,438)       (17,621,698)       (21,913,532)
                                       --------------     --------------     --------------     --------------
Net decrease......................            (53,938)        (1,554,373)    $     (454,456)    $  (14,539,695)
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE F: Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of November 30, 1998, the Fund had entered into the following reverse repurchase agreements:

    Amount               Broker           Interest Rate          Maturity
---------------      ---------------     --------------      ---------------

   $5,730,113       PaineWebber, Inc.         5.15%          December 1, 1998
   $5,558,000       PaineWebber, Inc.         4.25%          December 1, 1998
   $2,465,625       PaineWebber, Inc.         5.15%          December 1, 1998
   $2,040,000       PaineWebber, Inc.         5.25%          December 1, 1998
   $1,721,562       PaineWebber, Inc.         4.65%          December 2, 1998

For the year ended November 30, 1998, the maximum amount of reverse repurchase agreements outstanding was $52,351,362, the average amount outstanding was approximately $25,547,642, and the daily weighted average interest rate was 4.73%.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1998.

FINANCIAL HIGHLIGHTS                   Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            -------------------------------------------------------------
                                                                                        CLASS A
                                                            -------------------------------------------------------------
                                                                                Year Ended November 30,
                                                            -------------------------------------------------------------
                                                              1998          1997          1996          1995        1994
                                                            -------       -------       -------       -------     -------
Net asset value, beginning of year ......................   $  9.44       $  9.45       $  9.52       $  9.51     $  9.94
                                                            -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income ...................................       .47(a)        .51(a)        .51(a)        .52(a)      .42
Net realized and unrealized gain (loss) on investment
   transactions .........................................       .17           .02          (.04)          .02        (.32)
                                                            -------       -------       -------       -------     -------
Net increase in net asset value from operations .........       .64           .53           .47           .54         .10
                                                            -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income ....................      (.47)         (.52)         (.51)         (.50)       (.48)
Distributions in excess of net investment income ........      (.07)           -0-           -0-           -0-         -0-
Tax return of capital ...................................        -0-         (.02)         (.03)         (.03)       (.04)
Distributions from net realized gains ...................        -0-           -0-           -0-           -0-       (.01)
                                                            -------       -------       -------       -------     -------
Total dividends and distributions .......................      (.54)         (.54)         (.54)         (.53)       (.53)
                                                            -------       -------       -------       -------     -------
Net asset value, end of year ............................   $  9.54       $  9.44       $  9.45       $  9.52     $  9.51
                                                            =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (b) ....      6.94%         5.79%         5.11%         5.91%       1.03%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................   $41,493       $16,197       $16,248       $27,887     $43,173
Ratio of expenses to average net assets .................      3.27%         2.41%         2.22%         2.14%       1.34%
Ratio of expenses to average net assets excluding
   interest expense .....................................      1.68%         1.65%         1.58%         1.41%       1.20%
Ratio of net investment income to average net assets ....      4.74%         5.52%         5.44%         5.53%       4.78%
Portfolio turnover rate .................................       500%          249%          159%          293%        375%

--------------------------------------------------------------------------------
See footnote summary on page 17.

FINANCIAL HIGHLIGHTS (continued)       Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            --------------------------------------------------------------
                                                                                        CLASS B
                                                            --------------------------------------------------------------
                                                                                Year Ended November 30,
                                                            --------------------------------------------------------------
                                                              1998          1997          1996          1995        1994
                                                            -------       -------       -------       -------     --------
Net asset value, beginning of year ......................   $  9.44       $  9.45       $  9.52       $  9.52     $   9.94
                                                            -------       -------       -------       -------     --------
Income From Investment Operations
Net investment income ...................................       .39(a)        .45(a)        .44(a)        .46(a)       .39
Net realized and unrealized gain (loss) on investment
   transactions .........................................       .19           .01          (.04)          .01         (.35)
                                                            -------       -------       -------       -------     --------
Net increase in net asset value from operations .........       .58           .46           .40           .47          .04
                                                            -------       -------       -------       -------     --------
Less: Dividends and Distributions
Dividends from net investment income ....................      (.39)         (.45)         (.44)         (.44)        (.42)
Distributions in excess of net investment income ........      (.08)           -0-           -0-           -0-          -0-
Tax return of capital ...................................        -0-         (.02)         (.03)         (.03)        (.03)
Distributions from net realized gains ...................        -0-           -0-           -0-           -0-        (.01)
                                                            -------       -------       -------       -------     --------
Total dividends and distributions .......................      (.47)         (.47)         (.47)         (.47)        (.46)
                                                            -------       -------       -------       -------     --------
Net asset value, end of year ............................   $  9.55       $  9.44       $  9.45       $  9.52     $   9.52
                                                            =======       =======       =======       =======     ========
Total Return
Total investment return based on net asset value (b) ....      6.30%         5.04%         4.36%         5.05%         .42%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................   $33,591       $33,613       $50,386       $84,362     $136,458
Ratio of expenses to average net assets .................      3.84%         3.14%         2.94%         2.85%        2.08%
Ratio of expenses to average net assets excluding
   interest expense .....................................      2.39%         2.39%         2.30%         2.11%        1.91%
Ratio of net investment income to average net assets ....      4.10%         4.80%         4.73%         4.83%        4.12%
Portfolio turnover rate .................................       500%          249%          159%          293%         375%

--------------------------------------------------------------------------------
See footnote summary on page 17.

                                       Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                            --------------------------------------------------------------
                                                                                        CLASS C
                                                            --------------------------------------------------------------
                                                                                Year Ended November 30,
                                                            --------------------------------------------------------------
                                                              1998          1997          1996          1995        1994
                                                            -------       -------       -------       -------     --------
Net asset value, beginning of year ......................   $  9.44       $  9.45       $  9.52       $  9.52     $   9.94
                                                            -------       -------       -------       -------     --------
Income From Investment Operations
Net investment income ...................................       .39(a)        .45(a)        .45(a)        .46(a)       .37
Net realized and unrealized gain (loss) on investment
   transactions .........................................       .19           .01          (.05)          .01         (.33)
                                                            -------       -------       -------       -------     --------
Net increase in net asset value from operations .........       .58           .46           .40           .47          .04
                                                            -------       -------       -------       -------     --------
Less: Dividends and Distributions
Dividends from net investment income ....................      (.39)         (.45)         (.45)         (.44)        (.42)
Distributions in excess of net investment income ........      (.08)           -0-           -0-           -0-          -0-
Tax return of capital ...................................        -0-         (.02)         (.02)         (.03)        (.03)
Distributions from net realized gains ...................        -0-           -0-           -0-           -0-        (.01)
                                                            -------       -------       -------       -------     --------
Total dividends and distributions .......................      (.47)         (.47)         (.47)         (.47)        (.46)
                                                            -------       -------       -------       -------     --------
Net asset value, end of year ............................   $  9.55       $  9.44       $  9.45       $  9.52     $   9.52
                                                            =======       =======       =======       =======     ========
Total Return
Total investment return based on net asset value (b) ....      6.30%         5.05%         4.38%         5.06%         .42%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .................   $28,562       $28,738       $43,457       $68,459     $141,838
Ratio of expenses to average net assets .................      3.84%         3.13%         2.92%         2.85%        2.04%
Ratio of expenses to average net assets excluding
   interest expense .....................................      2.38%         2.37%         2.29%         2.10%        1.89%
Ratio of net investment income to average net assets ....      4.11%         4.82%         4.75%         4.84%        4.10%
Portfolio turnover rate .................................       500%          249%          159%          293%         375%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   Alliance Limited Maturity Government Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Limited Maturity Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Limited Maturity Government Fund, Inc., including the portfolio of investments, as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Limited Maturity Government Fund, Inc. at November 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

New York, New York
January 4, 1999

                                       Alliance Limited Maturity Government Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital[LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

LMGAR